                                                                   EXHIBIT 10.4


                         EXECUTIVE SECURITIES AGREEMENT

        THIS EXECUTIVE SECURITIES AGREEMENT, dated as of April 30, 1996 (this "Agreement"), is made by and among Collectible Champions, Inc., a Delaware corporation (the "Company"), Curt Stoelting ("Stoelting"), John Olsen ("Olsen"), Peter Henseler ("Henseler"), Kevin Camp ("Camp"), Willis Stein & Partners, L.P., a Delaware limited partnership, Baird Capital Partners II Limited Partnership, a Wisconsin limited partnership, BCP II Affiliates Fund Limited Partnership, a Wisconsin limited partnership, Nassau Capital Partners L.P., a Delaware limited partnership, NAS Partners I L.L.C., a Delaware limited liability company, Robert Dods, Boyd Meyer, and Peter Chung. Stoelting, Olsen, Henseler and Camp are referred to herein collectively as the "Executives." Certain capitalized terms used herein are defined in Section 3 below.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

        1. Acknowledgment of Purchase Agreement. The Company and the Executives are parties to a Securities Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which, among other things, the Company shall sell to each Executive, and each Executive shall purchase from the Company (i) the number of shares of Common Stock, par value $.01 per share (the "Common") set forth opposite such Executive's name on the Schedule of Purchasers attached to the Purchase Agreement, (ii) the number of shares of its Series A Preferred Stock, par value $.01 per share (the "Series A Preferred") set forth opposite such Executive's name on the Schedule of Purchasers attached to the Purchase Agreement and (iii) Series A Junior Subordinated Promissory Notes (the "Notes") in the principal amount set forth opposite such Executive's name on the Schedule of Purchasers attached to the Purchase Agreement. The Common and the Series A Preferred are collectively referred to herein as the "Stock." The Stock and the Notes are collectively referred to herein as the "Securities."

        2.  Repurchase Option.

        (a) Generally. Subject to Section 2(f) below, in the event an Executive ceases to be employed by the Company and its Subsidiaries for any reason (the "Termination"), all of the Executive Securities purchased by such Executive pursuant to the Purchase Agreement (the "Eligible Executive Securities") (whether held by such Executive or any other Person) will be subject to repurchase by the Company and/or the Investors, at their option, pursuant to the terms and conditions set forth in this Section 2 (the "Repurchase Option"); provided, that neither the Company nor the Investors shall have any obligation to repurchase any Executive Securities.

        (b) Repurchase Price. Upon exercise of the Repurchase Option, the purchase price for each share of Executive Securities shall be (i) if Executive's Termination is for Cause, the lesser of its Fair Market Value and its Original Cost, or (ii) if Executive's Termination occurs for any reason other than Cause, its Fair Market Value.

        (c) Company's Option. The Board of Directors of the Company (the "Board") may elect to have the Company purchase all or any portion of the Eligible Executive Securities by delivering written notice (the "Repurchase Notice") to the holder(s) of such Eligible Executive Securities within 120 days after the Termination Date; provided that Eligible Executive Securities may be purchased only by purchasing a proportionate "strip" of all classes of such Eligible Executive Securities. The Repurchase Notice will set forth the number of shares of each class of Stock and the principal amount of the Notes to be acquired from each holder by the Company and/or the Investors, the consideration to be paid for such shares and notes and the time and place for the closing of such purchase. For purposes of this Agreement, references to Securities of a certain "class" means Securities which are Notes, Common Stock or Preferred Stock.

        (d) Repurchase by Investors. If for any reason the Company does not elect to purchase all of the Eligible Executive Securities pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the shares of Eligible Executive Securities the Company has not elected to purchase (the "Available Securities"); provided that Eligible Executive Securities may be purchased only by purchasing a proportionate "strip" of all classes of such Eligible Executive Securities. As soon as practicable after the Company has determined that there will be Available Securities, but in any event within 60 days after the Termination, the Company shall give written notice (each, an "Option Notice") to the Investors setting forth the number of Available Securities of each class and the purchase price for each class of Available Securities. Each Investor may elect to purchase any quantity of Available Securities (in a proportionate strip of such Securities) (his "Election Quantity") at the price and on the terms specified therein by delivering written notice of such election to the Company as soon as practical but in any event within 20 days after delivery of the Option Notice. If the Election Quantities in aggregate exceed the number of Available Securities, each Investor electing to purchase Available Securities (each, a "Participating Investor") will be allocated first, up to such Investor's Election Quantity, his or its pro rata portion based upon such Investor's proportionate ownership of shares of Common Stock on a Fully-Diluted Basis relative to the total number of shares of Common Stock owned by all Participating Investors on a Fully-Diluted Basis, and then, if there are still unallocated Available Securities, his or its pro rata portion of the remaining Available Securities, up to his or its Election Quantity, based upon such Investor's proportionate ownership of shares of Common Stock on a Fully-Diluted Basis to the total number of shares of Common Stock owned by Participating Investors on a Fully-Diluted Basis who, after the previous allocation, have not been allocated their Election Quantity of Available Securities (with such allocation being repeated until all Available Securities have been allocated).

        (e) Closing. The closing of the purchase of the Eligible Executive Securities pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the delivery of such notice. The Company and/or the Investors will pay for the Eligible Executive Securities to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds; provided that the Company shall be entitled to pay for all or any portion of the Eligible Executive Securities to be purchased by it by delivery of a subordinated promissory note with simple interest accruing at the prime lending rate announced by The First National Bank of Boston from time to time and with interest payable semi-annually and principal payable in three equal annual installments; provided that any such notes shall contain subordination language acceptable to the Company's lenders and other financing parties, and if any of such parties prohibit payment on any such notes, the Company will pay the principal and interest on such notes at the earliest time such payments are so permitted. If the Executive's employment by the Company is terminated by reason of death, Disability or by the Company without Cause or by the Executive with Good Reason and the Company is exercising the Repurchase Option, the Company shall pay Executive that portion of the purchase price of the Eligible Executive Securities which is equal to the lesser of, with respect to each such Eligible Executive Security, its Fair Market Value and its Original Cost in cash at the earliest time such payment may be made under the Credit Agreement (or the terms of any agreement pursuant to which the loans under Credit Agreement are refinanced which are not more restrictive than the relevant terms of the Credit Agreement) with the balance of the purchase price being payable with promissory notes as described above. Furthermore, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts for borrowed money owed by the Executive to the Company. If any Eligible Executive Securities are purchased from a holder thereof by delivery of a subordinated promissory note, the obligation of the Company under such subordinated promissory note may, at the request of such holder, be secured by a pledge of such Eligible Executive Securities. In connection with any repurchase pursuant to the Repurchase Option, the purchasers of Eligible Executive Securities hereunder shall be entitled to receive from the sellers of Eligible Executive Securities customary representations and warranties regarding ownership, title, and authority to sell the Eligible Executive Securities, and to require all sellers' signatures to be guaranteed.

        (f) Termination of Repurchase Right. The right of the Company and the Investors to repurchase Eligible Executive Securities pursuant to this Section 2 shall terminate upon the consummation of a Qualified Public Offering.

        3.  Definitions.

        "Cause," with respect to each Executive, has the meaning given such term in such Executive's Employment Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" means the Common and the Nonvoting Common.

        "Credit Agreement" means the Credit Agreement, dated as of the date hereof, by and among the Company, certain affiliates of the Company and The First National Bank of Boston, as lender and agent, an the other lenders named therein, as amended, modified and supplemented from time to time.

        "Disability," with respect to each Executive, has the meaning given such term in such Executive's Employment Agreement.

        "Employment Agreement" means, with respect to each Executive, the Employment Agreement, dated as of the date hereof, between such Executive and Racing Champions, Inc., as amended from time to time.

        "Executive Securities" means (i) the Securities issued to the Executives pursuant to the Purchase Agreement and (ii) all securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Executive Securities shall continue to be Executive Securities in the hands of any holder other than the Executive (except for the Company, the Investors and purchasers in a Public Sale or a Sale of the Company), and each such transferee thereof shall succeed to the rights and obligations of a holder of Executive Securities hereunder. As to any particular Executive Securities, such securities shall cease to be Executive Securities when they have been repurchased by the Company or any Investor, sold in a Public Sale or pursuant to a Sale of the Company. References made in this Agreement to number of shares of Executive Securities when made with respect to debt securities shall be deemed to refer to the principal amount of such securities.

        "Fair Market Value" with respect to any Executive Security means the average of the closing prices of sale of such Executive Security on all domestic securities exchanges on which such Executive Security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Executive Security is not so listed, the average of the representative bid and asked prices quoted in The Nasdaq Stock Market as of 4:00 P.M., New York time, on such day, or, if on any day such Executive Security is not quoted on The Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive business days prior to such day; provided that if such Executive Security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such Executive Security is not listed on any domestic securities exchange or quoted on The Nasdaq Stock Market or the domestic over- the-counter market, the "Fair Market Value" of such Executive Security shall be determined in good faith by the Board; provided that if at such time there are any Founder Directors and the Requisite Founder Directors do not concur with the "Fair Market Value" determined by the Board with respect to a class of Executive Securities, the Executive from whom the Company and/or the Investors propose to purchase such Executive Securities may request that an investment banking firm mutually acceptable to the Company and such Executive determine the "Fair Market Value" of the Executive Securities of such class. The determination of such investment banking firm shall be final and binding on the Company and all holders of Executive Securities from which the Company and/or the Investors propose to purchase such class of Executive Securities, and the fees and expenses of such investment banking firm shall be paid 50% by the Company and 50% by such Executive. The definition of "Fair Market Value" for purposes of any Executive's Option Agreement shall be this definition and not the definition set forth for such term in such Option Agreement, notwithstanding anything to the contrary set forth in such Executive's Option Agreement.

        "Founder Director" at any time means Robert Dods, Boyd Meyer or Peter Chung if at such time such individual is a member of the Board.

        "Fully-Diluted Basis" includes, without duplication, (i) all shares of Common Stock outstanding at the time of determination, (ii) all shares of Common Stock issuable upon the exercise, conversion or exchange of all warrants, options or other rights to subscribe for or to acquire, directly or indirectly, Common Stock, whether or not then exercisable or convertible, and
(iii) all shares of Common Stock issuable upon the conversion or exchange of all stock or other securities which are convertible into or exchangeable for, directly or indirectly, Common Stock, whether or not then convertible or exchangeable.

        "Good Reason," with respect to each Executive, has the meaning given such term in such Executive's Employment Agreement.

        "Investor" means any holder of Investor Registrable Securities (as such term is defined in the Registration Agreement) and any holder of Founder Registrable Securities (as such term is defined in the Registration Agreement).

        "Nonvoting Common" means the Company's Nonvoting Common Stock, par value $.01 per share.

        "Option Agreement" means, with respect to each Executive, the Stock Option Agreement, dated as of the date hereof, between such Executive and the Company, as amended from time to time.

        "Original Cost" means, as of a given date, (i) with respect to each share of Common, $1.00, and (ii) with respect to each share of Series A Preferred, $100.00 (in each case, as adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

        "Person" means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization and governmental entity or any department, agency or political subdivision thereof.

        "Preferred Stock" means the Class A Preferred and the Company's Class B Preferred Stock, par value $.01 per share.

        "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 or Rule 144A promulgated under the Securities Act effected through a broker, dealer or market maker.

        "Qualified Public Offering" means the sale in a firm commitment underwritten public offering registered under the Securities Act of shares of Common Stock to the public in which the aggregate offering price paid by the public is not less than $20 million.

        "Requisite Founder Directors" at any time means (i) if there are three Founder Directors at such time, any two Founder Directors, (ii) if there are two Founder Directors at such time, any one Founder Director or (iii) if there is one Founder Director at such time, such Founder Director.

        "Registration Agreement" means the Registration Agreement, dated as of the date hereof, by and among the Company, the Executives and certain other Persons, as amended from time to time.

        "Sale of the Company" has the meaning given such term in the Stockholders Agreement.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among the Company, the Executives and certain other Persons, as amended from time to time.

        "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity.

        4. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Executive at the address set forth in such Executive's Employment Agreement, to each Investor at the address indicated on the books and records of the Company and to the Company at the addresses indicated below:

                     Notices to the Company:

                     Collectible Champions, Inc.
                     800 Roosevelt Road, Bldg. C-320
                     Glen Ellyn, IL  60137
                     Attn:  President

                     with copies to:

                     Willis Stein & Partners, L.P.
                     227 West Monroe Street
                     Suite 4300
                     Chicago, IL  60606
                     Fax: 312-422-2424
                     Attn:  Avy H. Stein
                       Daniel Gill

                     and to:

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, IL 60601
                     Fax:  312-861-2200
                     Attn:  John A. Weissenbach
                       Sanford E. Perl

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

        5. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        6. Complete Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        7. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

        8. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Executives, the Company, the Investors and their respective heirs, successors and assigns, except that no Executive may assign his rights or delegate his obligations hereunder without the prior written consent of the Company (provided that if any party assigns its rights hereunder, such party shall nonetheless remain responsible for the performance of all of his or its obligations hereunder).

        9. Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

        10. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and all of the Executives, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement; provided that no provision of Section 2 which affects the Investors may be amended or waived without the prior written consent of the Investors which hold a majority of the Common Stock held by Investors.

        11. Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

        12. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


                             *    *    *    *    *

   IN WITNESS WHEREOF, the parties hereto have executed this Executive Securities Agreement on the day and year first above written.

                          COLLECTIBLE CHAMPIONS, INC.

                          By:/s/ Robert E. Dods
                             --------------------
                          Its:President
                              -------------------

                          /s/ Curtis W. Stoelting
                          -----------------------
                          Curt Stoelting

                          /s/ John F. Olsen
                          -----------------------
                          John Olsen

                          /s/ Peter Henseler
                          -----------------------
                          Peter Henseler

                          /s/ Kevin Camp
                          -----------------------
                          Kevin Camp

                          WILLIS STEIN & PARTNERS, L.P.

                          By: Willis Stein & Partners, L.L.C.
                          Its: General Partner

                                 By:/s/ Avy H. Stein
                                    --------------------
                                 Its: Managing Director

                          BAIRD CAPITAL PARTNERS II LIMITED PARTNERSHIP

                          By: Robert W. Baird & Co. Incorporated
                          Its: General Partner

                                 By:/s/ Samuel B. Guren
                                    ---------------------
                                 Its: Managing Director
                                     --------------------

                          BCP II AFFILIATES FUND LIMITED PARTNERSHIP

                          By: Robert W. Baird & Co. Incorporated
                          Its: General Partner

                                 By: /s/ Samuel B. Guren
                                     --------------------
                                 Its: Managing Director
                                     --------------------

       [CONTINUATION OF SIGNATURE PAGE TO EXECUTIVE SECURITIES AGREEMENT]

                          NASSAU CAPITAL PARTNERS L.P.

                          By: Nassau Capital L.L.C.
                          Its: General Partner

                                 By:/s/ Johnathon Sweemar
                                    ----------------------
                                 Its: Member
                                     ---------------------
                          NAS PARTNERS I L.L.C.

                          By:/s/ Johnathon Sweemar
                             ---------------------
                          Its: Member
                               -------------------

                          /s/ Robert E. Dods
                          ------------------------
                          Robert Dods

                          /s/ Boyd L. Meyer
                          ------------------------
                          Boyd Meyer

                          /s/ Peter K. K. Chung
                          ------------------------
                          Peter Chung